Portfolio of Investments
Columbia Seligman Premium Technology Growth Fund, March 31, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 10.7%
Diversified Telecommunication Services 0.2%
Ooma, Inc.(a)	48,765	645,649
Entertainment 2.2%
Activision Blizzard, Inc.	68,508	3,119,169
Walt Disney Co. (The)	23,100	2,564,793
Zynga, Inc., Class A(a)	216,800	1,155,544
Total		6,839,506
Interactive Media & Services 8.3%
Alphabet, Inc., Class A(a),(b)	10,900	12,828,101
Alphabet, Inc., Class C(a),(b)	10,824	12,699,907
Tencent Holdings Ltd., ADR	24,500	1,127,123
Total		26,655,131
Total Communication Services		34,140,286
Consumer Discretionary 2.6%
Internet & Direct Marketing Retail 2.6%
Booking Holdings, Inc.(a)	1,250	2,181,138
eBay, Inc.(b)	137,500	5,106,750
Lyft, Inc., Class A(a)	13,483	1,055,584
Total		8,343,472
Total Consumer Discretionary		8,343,472
Information Technology 85.2%
Communications Equipment 3.0%
Arista Networks, Inc.(a)	12,000	3,773,520
Cisco Systems, Inc.	56,900	3,072,031
Lumentum Holdings, Inc.(a)	35,600	2,012,824
Viavi Solutions, Inc.(a)	50,800	628,904
Total		9,487,279
Electronic Equipment, Instruments & Components 0.1%
Jabil, Inc.	17,700	470,643
IT Services 9.3%
Cognizant Technology Solutions Corp., Class A	33,500	2,427,075
DXC Technology Co.(b)	79,540	5,115,217
Euronet Worldwide, Inc.(a)	20,365	2,903,845
Fidelity National Information Services, Inc.	16,400	1,854,840
GoDaddy, Inc., Class A(a)	31,415	2,362,094
Common Stocks (continued)
Issuer	Shares	Value ($)
Pagseguro Digital Ltd., Class A(a),(b)	98,497	2,940,136
Visa, Inc., Class A(b)	77,400	12,089,106
Total		29,692,313
Semiconductors & Semiconductor Equipment 39.8%
Advanced Energy Industries, Inc.(a)	48,200	2,394,576
Applied Materials, Inc.(b)	212,800	8,439,648
Broadcom, Inc.(b)	64,100	19,275,511
Cypress Semiconductor Corp.	215,749	3,218,975
Inphi Corp.(a)	107,043	4,682,061
Intel Corp.	36,700	1,970,790
Lam Research Corp.(b)	133,883	23,966,396
Lattice Semiconductor Corp.(a)	96,797	1,154,788
Marvell Technology Group Ltd.(b)	560,992	11,158,131
Maxim Integrated Products, Inc.	65,959	3,507,040
Microchip Technology, Inc.	33,400	2,770,864
Micron Technology, Inc.(a),(b)	305,395	12,621,975
MKS Instruments, Inc.	3,800	353,590
NXP Semiconductors NV	52,700	4,658,153
ON Semiconductor Corp.(a),(b)	326,418	6,714,418
Qorvo, Inc.(a)	66,262	4,752,973
SMART Global Holdings, Inc.(a)	7,900	151,680
Synaptics, Inc.(a),(b)	153,500	6,101,625
Teradyne, Inc.(b)	241,254	9,611,560
Total		127,504,754
Software 21.4%
Adobe, Inc.(a)	3,600	959,364
Carbon Black, Inc.(a)	7,254	101,193
Cornerstone OnDemand, Inc.(a)	35,300	1,933,734
Fortinet, Inc.(a),(b)	59,295	4,979,001
LogMeIn, Inc.	51,919	4,158,712
Microsoft Corp.(b)	54,200	6,392,348
Nuance Communications, Inc.(a)	598,304	10,129,287
Oracle Corp.(b)	145,200	7,798,692
Palo Alto Networks, Inc.(a)	16,100	3,910,368
SailPoint Technologies Holding, Inc.(a)	66,019	1,896,066
Salesforce.com, Inc.(a),(b)	34,300	5,432,091
Splunk, Inc.(a)	11,358	1,415,207
Columbia Seligman Premium Technology Growth Fund | Quarterly Report 2019	1

Portfolio of Investments   (continued)
Columbia Seligman Premium Technology Growth Fund, March 31, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Synopsys, Inc.(a),(b)	124,689	14,357,938
TiVo Corp.	299,500	2,791,340
Verint Systems, Inc.(a)	40,000	2,394,400
Total		68,649,741
Technology Hardware, Storage & Peripherals 11.6%
Apple, Inc.(b)	68,000	12,916,600
Electronics for Imaging, Inc.(a)	184,216	4,955,410
NetApp, Inc.(b)	109,200	7,571,928
Western Digital Corp.(b)	138,500	6,656,310
Xerox Corp.	156,808	5,014,720
Total		37,114,968
Total Information Technology		272,919,698
Total Common Stocks (Cost $218,340,858)		315,403,456

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(c),(d)	5,713,509	5,712,938
Total Money Market Funds (Cost $5,712,938)		5,712,938
Total Investments in Securities (Cost: $224,053,796)		321,116,394
Other Assets & Liabilities, Net		(912,565)
Net Assets		320,203,829

At March 31, 2019, securities and/or cash totaling $172,725,380 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	Deutsche Bank	USD	(436,885)	(23)	300.00	1/17/2020	(16,610)	(713)
Apple, Inc.	Deutsche Bank	USD	(1,652,565)	(87)	290.00	1/17/2020	(58,069)	(12,180)
Broadcom, Inc.	Deutsche Bank	USD	(3,007,100)	(100)	320.00	6/21/2019	(52,331)	(74,000)
NASDAQ 100 Stock Index	Deutsche Bank	USD	(154,954,191)	(210)	7,600.00	4/18/2019	(693,178)	(329,700)
Pagseguro Digital Ltd.	Deutsche Bank	USD	(1,044,750)	(350)	27.50	5/17/2019	(79,432)	(122,500)
Total							(899,620)	(539,093)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(940,797)	(473)	15.00	01/17/2020	(50,669)	(28,617)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at March 31, 2019.
2	Columbia Seligman Premium Technology Growth Fund | Quarterly Report 2019

Portfolio of Investments   (continued)
Columbia Seligman Premium Technology Growth Fund, March 31, 2019 (Unaudited)
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended March 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	9,299,869	25,420,343	(29,006,703)	5,713,509	—	—	39,119	5,712,938
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
Columbia Seligman Premium Technology Growth Fund | Quarterly Report 2019	3

Portfolio of Investments   (continued)
Columbia Seligman Premium Technology Growth Fund, March 31, 2019 (Unaudited)
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	33,013,163	1,127,123	—	—	34,140,286
Consumer Discretionary	8,343,472	—	—	—	8,343,472
Information Technology	272,919,698	—	—	—	272,919,698
Total Common Stocks	314,276,333	1,127,123	—	—	315,403,456
Money Market Funds	—	—	—	5,712,938	5,712,938
Total Investments in Securities	314,276,333	1,127,123	—	5,712,938	321,116,394
Investments in Derivatives
Liability
Options Contracts Written	(567,710)	—	—	—	(567,710)
Total	313,708,623	1,127,123	—	5,712,938	320,548,684
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	862,969	862,969	—
4	Columbia Seligman Premium Technology Growth Fund | Quarterly Report 2019